                                                                   EXHIBIT 10.11

                                  AMENDMENT TO
                             HP PURCHASE AGREEMENT

HP AGREEMENT        AMENDMENT      SELLER: Starpak, Inc./Starpak International
NO: 195-464         NO: 3          PRODUCT: Marketing-Fulfillment Programs

THIS AMENDMENT TO THE ABOVE REFERENCED HP PURCHASE AGREEMENT IS EXECUTED BY AND BETWEEN THE SELLER NAMED BELOW AND HEWLETT-PACKARD COMPANY:
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Revise the expiration of the Agreement from September 30, 1997 to November 30,
1997 and the final ship date from September 30, 1997 to November 30, 1997. Any reference in the Agreement to the expiration date shall mean November 30, 1997 and the final ship date shall mean November, 1997.















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     APPROVED AND AGREED TO, EFFECTIVE:      SEPTEMBER 30, 1997

STARPAK INC./STARPAK INTERNATIONAL                HEWLETT-PACKARD


BY:   /s/ MICHAEL MORGAN                     BY:  /s/  LON CURTIS
   ---------------------------                  --------------------------------

TYPED NAME:  Michael Morgan                  TYPED NAME:  Lon Curtis
            -----------------------                     ------------------------
                                                    Worldwide Operations
TITLE:  President/CFO                        TITLE: Procurement Manager
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